NET GAIN ON SECURITIES - (Details) - PEN (S/) S/ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net gain on financial assets at fair value through profit or loss		S/ 147,582	S/ 33,333	S/ 54,019
Recovery of credit loss for investments at fair value through other comprehensive income, Note 6(b)		745	1,909
Credit loss on investments available-for-sale		0	0	(766)
Others		781	80	(244)
Total		546,814	242,829	760,772
Associates [member]
Gains (losses) on disposals of investments	[1]	79,844	72,254	49,268
Trading securities [member]
Net gain on the purchase and sale of securities		S/ 317,862	S/ 135,253	S/ 658,495

[1]	It mainly includes the gain of its associated “Entidad Prestadora de Salud” for approximately S/53.6 million during the year 2019 (S/50.4 million during the year 2018).